Exhibit 10.5

Powers of Attorney

(A) Irrevocable Power of Attorney

I, Xu Jin, a Chinese citizen, have an identity card number of [***] and own 43.04% of the equity interest of Shanghai Jinxin Network Technology Co., Ltd. (the “Company”) on the date of signing this Power of Attorney (“My Shares”) and I hereby irrevocably authorize all of my current and future equity holdings in the Company Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) exercises the following rights during the validity period of this power of attorney:

WFOE or its designee or its authorized representative is authorized to act as my sole and exclusive agent in respect of my shareholding and exercise rights on my behalf, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on my behalf; (3) Exercise all the shareholders’ rights enjoyed by me in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of my shares, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to execute on my behalf the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement (including modifications, amendments or restatements of the foregoing) signed by me and WFOE and the Company on September 2and 6, 2018 “Transaction Documents”), the exercise of which will not impose any restriction on this authorization in all documents agreed in the Transaction Documents, which are required to be signed by the person in accordance with the performance of the Transaction Documents as scheduled.

All powers of attorney issued by me prior to the date of this Power of Attorney relating to any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and I hereby warrant that no separate power of attorney will be issued with respect to any of my shares. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of my equity interests may be made in accordance with WFOE’s own judgment without the need for my oral or written instructions. All actions of WFOE in respect of my equity interests shall be deemed to be my acts, and all documents signed shall be deemed to be documents signed by me, and I hereby irrevocably acknowledge them. In addition, WFOE has the right to delegate and may entrust other persons or entities to handle the above matters without prior notice or consent.

This power of attorney is irrevocable and continues to be valid during the period when the person is a shareholder of the company, counting from the date the power of attorney is signed. During the term of this Power of Attorney, I hereby waive all rights in connection with my equity interests that have been granted to WFOE through this Power of Attorney and will not exercise such rights on my own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized Persons

/s/ Xu Jin
Xu Jin

Date: September 26, 2018

Accept:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: September 26, 2018

(B) Irrevocable Power of Attorney

I, Zhu Haitong, a Chinese citizen, with an ID number of[***], own 1.08% of the equity interest of Shanghai Jinxin Network Technology Co., Ltd. (the “Company”) on the date of signing this Power of Attorney (“My Shares”) and I hereby irrevocably authorize all of my current and future equity holdings in the Company Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) exercises the following rights during the validity period of this power of attorney:

WFOE or its designee or its authorized representative is authorized to act as my sole and exclusive agent in respect of my shareholding and exercise rights on my behalf, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on my behalf; (3) Exercise all the shareholders’ rights enjoyed by me in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of my shares, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign on my behalf the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by me and WFOE and the Company on September 26, 2018 Including the modifications, amendments or restatements of the above documents (collectively, the “Transaction Documents”), the exercise of this right will not impose any restriction on this authorization if the transaction documents are performed as scheduled.

All powers of attorney issued by me prior to the date of this Power of Attorney relating to any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and I hereby warrant that no separate power of attorney will be issued with respect to any of my shares. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of my equity interests may be made in accordance with WFOE’s own judgment without the need for my oral or written instructions. All actions of WFOE in respect of my equity interests shall be deemed to be my acts, and all documents signed shall be deemed to be documents signed by me, and I hereby irrevocably acknowledge them. In addition, WFOE has the right to delegate and may entrust other persons or entities to handle the above matters without prior notice or consent.

This power of attorney is irrevocable and continues to be valid during the period when the person is a shareholder of the company, counting from the date the power of attorney is signed. During the term of this Power of Attorney, I hereby waive all rights in connection with my equity interests that have been granted to WFOE through this Power of Attorney and will not exercise such rights on my own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized Persons

/s/ Zhu Haitong
Zhu Haitong

Date: September 26, 2018

Accept:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal )

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: September 26, 2018

(C) Irrevocable Power of Attorney

The enterprise, Shanghai Rockbridge Investment Center (Limited Partnership), is a legally established limited partnership in China, with a unified social credit code of 913101140820689645, and owns 6.09% of the equity interest (“Equity Interest of The Enterprise”) of Shanghai Jinxin Network Technology Co., Ltd.(the “Company”), in respect of all current and future equity interests held by The Enterprise, The Enterprise hereby irrevocably authorizes Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) to exercise the following rights during the validity period of this Power of Attorney:

Authorizes WFOE or its designated person or its authorized representative to act as the sole exclusive agent of The Enterprise to exercise the rights on behalf of The Enterprise in matters relating to the equity interests of The Enterprise, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on behalf of the enterprise; (3) Exercise all shareholder rights enjoyed by the enterprise in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of the equity of the enterprise, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by The Enterprise with WFOE and the Company on September 26, 2018 on behalf of The Enterprise (including modifications, amendments or restatements of the above documents, collectively, “Transaction Documents”) that are required to be signed by the Enterprise and performed as scheduled in the Transaction Documents, the exercise of this right will not impose any restrictions on this authorization.

All power of attorneys issued by The Enterprise prior to the date of this Power of Attorney in respect of any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and The Enterprise hereby warrants that no separate power of attorney will be issued with respect to any equity interest in the Company. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of the equity interests of the enterprise may be made in accordance with WFOE’s own judgment without the oral or written instructions of the enterprise. All actions of WFOE in relation to the equity of the enterprise shall be regarded as the acts of the enterprise, and all documents signed shall be regarded as documents signed by The Enterprise, and The Enterprise hereby irrevocably acknowledges them. In addition, WFOE has the right to sub-entrust and may entrust other persons or units to handle the above matters without prior notice or consent of the enterprise.

This power of attorney is irrevocable and continues to be valid during the period when the enterprise is a shareholder of the company, counting from the date of signature the power of attorney. During the term of this Power of Attorney, The Enterprise hereby waives all rights relating to the equity interests of the Enterprise that have been granted to WFOE through this Power of Attorney and will not exercise such rights on its own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized Persons

Shanghai Rockbridge Investment Center (Limited Partnership)

(Company Seal)

Signed by:	/s/ You Anran
Name:	You Anran
Position:	Authorized Signatory

Date: September 26, 2018

Accept:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: September 26, 2018

(D) Irrevocable Power of Attorney

The enterprise, Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership), is a legally established limited partnership in China, with a unified social credit code of 914404000885585189, and owns 9% of the equity interest (“Equity Interest of The Enterprise”) of Shanghai Jinxin Network Technology Co., Ltd.(the “Company”), in respect of all current and future equity interests held by The Enterprise, The Enterprise hereby irrevocably authorizes Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) to exercise the following rights during the validity period of this Power of Attorney:

Authorizes WFOE or its designated person or its authorized representative to act as the sole exclusive agent of The Enterprise to exercise the rights on behalf of The Enterprise in matters relating to the equity interests of The Enterprise, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on behalf of the enterprise; (3) Exercise all shareholder rights enjoyed by the enterprise in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of the equity of the enterprise, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by The Enterprise with WFOE and the Company on September 26, 2018 on behalf of The Enterprise (including modifications, amendments or restatements of the above documents, collectively, “Transaction Documents”) that are required to be signed by the Enterprise and performed as scheduled in the Transaction Documents, the exercise of this right will not impose any restrictions on this authorization.

All power of attorneys issued by The Enterprise prior to the date of this Power of Attorney in respect of any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and The Enterprise hereby warrants that no separate power of attorney will be issued with respect to any equity interest in the Company. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of the equity interests of the enterprise may be made in accordance with WFOE’s own judgment without the oral or written instructions of the enterprise. All actions of WFOE in relation to the equity of the enterprise shall be regarded as the acts of the enterprise, and all documents signed shall be regarded as documents signed by The Enterprise, and The Enterprise hereby irrevocably acknowledges them. In addition, WFOE has the right to sub-entrust and may entrust other persons or units to handle the above matters without prior notice or consent of the enterprise.

This power of attorney is irrevocable and continues to be valid during the period when the enterprise is a shareholder of the company, counting from the date of signature the power of attorney. During the term of this Power of Attorney, The Enterprise hereby waives all rights relating to the equity interests of the Enterprise that have been granted to WFOE through this Power of Attorney and will not exercise such rights on its own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized Persons

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership)

(Company Seal)

Signed by:	/s/ Yan Zhang
Name:
Position:	Authorized Signatory

Date: September 26, 2018

Accept:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: September 26, 2018

(E) Irrevocable Power of Attorney

The enterprise, Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd., is a limited liability company legally established in China, with a unified social credit code of 915400913213806066, and owns 13.37% of the equity interest (“Equity Interest of The Enterprise”) of Shanghai Jinxin Network Technology Co., Ltd.(the “Company”), in respect of all current and future equity interests held by The Enterprise, The Enterprise hereby irrevocably authorizes Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) to exercise the following rights during the validity period of this Power of Attorney:

Authorizes WFOE or its designated person or its authorized representative to act as the sole exclusive agent of The Enterprise to exercise the rights on behalf of The Enterprise in matters relating to the equity interests of The Enterprise, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on behalf of the enterprise; (3) Exercise all shareholder rights enjoyed by the enterprise in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of the equity of the enterprise, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by The Enterprise with WFOE and the Company on September 26, 2018 on behalf of The Enterprise (including modifications, amendments or restatements of the above documents, collectively, “Transaction Documents”) that are required to be signed by the Enterprise and performed as scheduled in the Transaction Documents, the exercise of this right will not impose any restrictions on this authorization.

All power of attorneys issued by The Enterprise prior to the date of this Power of Attorney in respect of any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and The Enterprise hereby warrants that no separate power of attorney will be issued with respect to any equity interest in the Company. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of the equity interests of the enterprise may be made in accordance with WFOE’s own judgment without the oral or written instructions of the enterprise. All actions of WFOE in relation to the equity of the enterprise shall be regarded as the acts of the enterprise, and all documents signed shall be regarded as documents signed by The Enterprise, and The Enterprise hereby irrevocably acknowledges them. In addition, WFOE has the right to sub-entrust and may entrust other persons or units to handle the above matters without prior notice or consent of the enterprise.

This power of attorney is irrevocable and continues to be valid during the period when the enterprise is a shareholder of the company, counting from the date of signature the power of attorney. During the term of this Power of Attorney, The Enterprise hereby waives all rights relating to the equity interests of the Enterprise that have been granted to WFOE through this Power of Attorney and will not exercise such rights on its own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized Persons

Lhasa Economic and Technological Development Zone Shunying Investment Co., Ltd.

(Company Seal)

Signed by:	/s/ Cao Liping
Name:	Cao Liping
Position:	Legal representative

Date: September 26, 2018

Accept:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: September 26, 2018

(F) Irrevocable Power of Attorney

The enterprise, Beijing Tianzhiding Innovation Investment Center (Limited Partnership), is a legally established limited partnership in China, with a unified social credit code of 91110302351635614P, and owns 13.37% of the equity interest (“Equity Interest of The Enterprise”) of Shanghai Jinxin Network Technology Co., Ltd.(the “Company”), in respect of all current and future equity interests held by The Enterprise, The Enterprise hereby irrevocably authorizes Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) to exercise the following rights during the validity period of this Power of Attorney:

Authorizes WFOE or its designated person or its authorized representative to act as the sole exclusive agent of The Enterprise to exercise the rights on behalf of The Enterprise in matters relating to the equity interests of The Enterprise, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on behalf of the enterprise; (3) Exercise all shareholder rights enjoyed by the enterprise in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of the equity of the enterprise, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by The Enterprise with WFOE and the Company on September 26, 2018 on behalf of The Enterprise (including modifications, amendments or restatements of the above documents, collectively, “Transaction Documents”) that are required to be signed by the Enterprise and performed as scheduled in the Transaction Documents, the exercise of this right will not impose any restrictions on this authorization.

All power of attorneys issued by The Enterprise prior to the date of this Power of Attorney in respect of any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and The Enterprise hereby warrants that no separate power of attorney will be issued with respect to any equity interest in the Company. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of the equity interests of the enterprise may be made in accordance with WFOE’s own judgment without the oral or written instructions of the enterprise. All actions of WFOE in relation to the equity of the enterprise shall be regarded as the acts of the enterprise, and all documents signed shall be regarded as documents signed by The Enterprise, and The Enterprise hereby irrevocably acknowledges them. In addition, WFOE has the right to sub-entrust and may entrust other persons or units to handle the above matters without prior notice or consent of the enterprise.

This power of attorney is irrevocable and continues to be valid during the period when the enterprise is a shareholder of the company, counting from the date of signature the power of attorney. During the term of this Power of Attorney, The Enterprise hereby waives all rights relating to the equity interests of the Enterprise that have been granted to WFOE through this Power of Attorney and will not exercise such rights on its own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized Persons

Beijing Tianzhiding Innovation Investment Center (Limited Partnership)

(Company Seal)

Signed by:	/s/ E Lixin
Name:
Position:	Authorized Signatory

Date: September 26, 2018

Accept:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: September 26, 2018

(G) Irrevocable Power of Attorney

The enterprise, Tibet Xiangyu Hetai Enterprise Management Co., Ltd., is a limited liability company legally established in China, with a unified social credit code of 911201165594522949, and owns 13.33% of the equity interest (“Equity Interest of The Enterprise”) of Shanghai Jinxin Network Technology Co., Ltd.(the “Company”), in respect of all current and future equity interests held by The Enterprise, The Enterprise hereby irrevocably authorizes Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) to exercise the following rights during the validity period of this Power of Attorney:

Authorizes WFOE or its designated person or its authorized representative to act as the sole exclusive agent of The Enterprise to exercise the rights on behalf of The Enterprise in matters relating to the equity interests of The Enterprise, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on behalf of the enterprise; (3) Exercise all shareholder rights enjoyed by the enterprise in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of the equity of the enterprise, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by The Enterprise with WFOE and the Company on September 26, 2018 on behalf of The Enterprise (including modifications, amendments or restatements of the above documents, collectively, “Transaction Documents”) that are required to be signed by the Enterprise and performed as scheduled in the Transaction Documents, the exercise of this right will not impose any restrictions on this authorization.

All power of attorneys issued by The Enterprise prior to the date of this Power of Attorney in respect of any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and The Enterprise hereby warrants that no separate power of attorney will be issued with respect to any equity interest in the Company. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of the equity interests of the enterprise may be made in accordance with WFOE’s own judgment without the oral or written instructions of the enterprise. All actions of WFOE in relation to the equity of the enterprise shall be regarded as the acts of the enterprise, and all documents signed shall be regarded as documents signed by The Enterprise, and The Enterprise hereby irrevocably acknowledges them. In addition, WFOE has the right to sub-entrust and may entrust other persons or units to handle the above matters without prior notice or consent of the enterprise.

This power of attorney is irrevocable and continues to be valid during the period when the enterprise is a shareholder of the company, counting from the date of signature the power of attorney. During the term of this Power of Attorney, The Enterprise hereby waives all rights relating to the equity interests of the Enterprise that have been granted to WFOE through this Power of Attorney and will not exercise such rights on its own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized Persons

Tibet Xiangyu Hetai Enterprise Management Co., Ltd.

(Company Seal)

Signed by:	/s/ Zhang Yan
Name:	Zhang Yan
Position:	Legal representative

Date: September 26, 2018

Accept:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: September 26, 2018

Supplemental Powers of Attorney

(A) Irrevocable Power of Attorney

I, Xu Jin, a Chinese citizen, have an ID number of [***] and own Shanghai Jinxin Network Technology Co., Ltd. (the “Company”) on the date of signature this Power of Attorney in RMB1,970,750 (“My Shares”) and I hereby irrevocably authorize Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) for all of my current and future equity interests in the Company During the validity period of this power of attorney, exercise the following rights:

Authorizes WFOE or its designated person or its authorized representative to act as my sole and exclusive agent with full authority to exercise rights including, but not limited to, the following, including but not limited to: (1) the right to propose a general meeting of shareholders and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on my behalf; (3) Exercise all the shareholders’ rights enjoyed by me in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of my shares, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign on my behalf the Option Agreement, the Equity Interest Pledge Agreement and the Business Operation Agreement (including the above) signed between me and WFOE and the Company on September 26, 2018 The modification, amendment or restatement of the documents (collectively, the “Transaction Documents”) and the exercise of this right to perform the Transaction Documents as scheduled will not limit this authorization.

All powers of attorney issued by me prior to the date of this Power of Attorney relating to any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and I hereby warrant that no separate power of attorney will be issued with respect to any of my shares. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of my equity interests may be made in accordance with WFOE’s own judgment without the need for my oral or written instructions. All acts of WFOE in respect of my equity interests shall be deemed to be my actions, and all documents signed shall be regarded as documents signed by me, and I hereby irrevocably acknowledge them. In addition, WFOE has the right to delegate and may entrust other persons or entities to handle the above matters without prior notice or consent.

This power of attorney is irrevocable and continues to be valid during the period when the person is a shareholder of the company, counting from the date the power of attorney is signed. During the term of this Power of Attorney, I hereby waive all rights in connection with my equity interests that have been granted to WFOE through this Power of Attorney and will not exercise such rights on my own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized by:

/s/ Xu Jin

Xu Jin

Date: January 6, 2023

Accepted by:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: January 6, 2023

(B) Irrevocable Power of Attorney

I, Zhu Haitong, a Chinese citizen, have an identity card number of [***] and own Shanghai Jinxin Network Technology Co., Ltd. (the “Company”) in the amount of RMB 62,796 as of the date of signature this Power of Attorney Yuan’s equity interests (“My Shares”), I hereby irrevocably authorize Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) for all of my current and future equity interests in the Company During the validity period of this power of attorney, exercise the following rights:

Authorizes WFOE or its designated person or its authorized representative to act as my sole and exclusive agent with full authority to exercise rights including, but not limited to, the following, including but not limited to: (1) the right to propose a general meeting of shareholders and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on my behalf; (3) Exercise all the shareholders’ rights enjoyed by me in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of my shares, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign on my behalf the Option Agreement, the Equity Interest Pledge Agreement and the Business Operation Agreement signed by me and WFOE and the Company on September 26, 2018. Including the modification, amendment or restatement of the above documents (collectively, the “Transaction Documents”) and all documents required to be signed by the person as agreed in the above documents, the exercise of this right will not impose any restrictions on this authorization if the transaction documents are performed as scheduled.

All powers of attorney issued by me prior to the date of this Power of Attorney relating to any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and I hereby warrant that no separate power of attorney will be issued with respect to any of my shares. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of my equity interests may be made in accordance with WFOE’s own judgment without the need for my oral or written instructions. All actions of WFOE in respect of my equity interests shall be deemed to be my acts, and all documents signed shall be deemed to be documents signed by me, and I hereby irrevocably acknowledge them. In addition, WFOE has the right to delegate and may entrust other persons or entities to handle the above matters without prior notice or consent.

This power of attorney is irrevocable and continues to be valid during the period when the person is a shareholder of the company, counting from the date the power of attorney is signed. During the term of this Power of Attorney, I hereby waive all rights in connection with my equity interests that have been granted to WFOE through this Power of Attorney and will not exercise such rights on my own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized by:

/s/ Zhu Haitong

Zhu Haitong

Date: January 6, 2023

Accepted by:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: January 6, 2023

(C) Irrevocable Power of Attorney

The enterprise, Shanghai Rockbridge Investment Center (Limited Partnership), is a legally established limited partnership in China, with a unified social credit code of 913101140820689645, and owns RMB 212,663 of the equity interest (“Equity Interest of The Enterprise”) of Shanghai Jinxin Network Technology Co., Ltd.(the “Company”), in respect of all current and future equity interests held by The Enterprise, The Enterprise hereby irrevocably authorizes Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) to exercise the following rights during the validity period of this Power of Attorney:

Authorizes WFOE or its designated person or its authorized representative to act as the sole exclusive agent of The Enterprise to exercise the rights on behalf of The Enterprise in matters relating to the equity interests of The Enterprise, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on behalf of the enterprise; (3) Exercise all shareholder rights enjoyed by the enterprise in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of the equity of the enterprise, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by The Enterprise with WFOE and the Company on September 26, 2018 on behalf of The Enterprise (including modifications, amendments or restatements of the above documents, collectively, “Transaction Documents”) that are required to be signed by the Enterprise and performed as scheduled in the Transaction Documents, the exercise of this right will not impose any restrictions on this authorization.

All power of attorneys issued by The Enterprise prior to the date of this Power of Attorney in respect of any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and The Enterprise hereby warrants that no separate power of attorney will be issued with respect to any equity interest in the Company. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of the equity interests of the enterprise may be made in accordance with WFOE’s own judgment without the oral or written instructions of the enterprise. All actions of WFOE in relation to the equity of the enterprise shall be regarded as the acts of the enterprise, and all documents signed shall be regarded as documents signed by The Enterprise, and The Enterprise hereby irrevocably acknowledges them. In addition, WFOE has the right to sub-entrust and may entrust other persons or units to handle the above matters without prior notice or consent of the enterprise.

This power of attorney is irrevocable and continues to be valid during the period when the enterprise is a shareholder of the company, counting from the date of signature the power of attorney. During the term of this Power of Attorney, The Enterprise hereby waives all rights relating to the equity interests of the Enterprise that have been granted to WFOE through this Power of Attorney and will not exercise such rights on its own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized by:

Shanghai Rockbridge Investment Center (Limited Partnership)

(Company Seal)

Signed by:	/s/ Chen Weidong
Name:	Chen Weidong
Position:	Authorized Signatory

Date: January 6, 2023

Accepted by:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: January 6, 2023

(D) Irrevocable Power of Attorney

The enterprise, Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership), is a legally established limited partnership in China, with a unified social credit code of 914404000885585189, and owns RMB 314,557 of the equity interest (“Equity Interest of The Enterprise”) of Shanghai Jinxin Network Technology Co., Ltd.(the “Company”), in respect of all current and future equity interests held by The Enterprise, The Enterprise hereby irrevocably authorizes Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) to exercise the following rights during the validity period of this Power of Attorney:

Authorizes WFOE or its designated person or its authorized representative to act as the sole exclusive agent of The Enterprise to exercise the rights on behalf of The Enterprise in matters relating to the equity interests of The Enterprise, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on behalf of the enterprise; (3) Exercise all shareholder rights enjoyed by the enterprise in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of the equity of the enterprise, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by The Enterprise with WFOE and the Company on September 26, 2018 on behalf of The Enterprise (including modifications, amendments or restatements of the above documents, collectively, “Transaction Documents”) that are required to be signed by the Enterprise and performed as scheduled in the Transaction Documents, the exercise of this right will not impose any restrictions on this authorization.

All power of attorneys issued by The Enterprise prior to the date of this Power of Attorney in respect of any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and The Enterprise hereby warrants that no separate power of attorney will be issued with respect to any equity interest in the Company. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of the equity interests of the enterprise may be made in accordance with WFOE’s own judgment without the oral or written instructions of the enterprise. All actions of WFOE in relation to the equity of the enterprise shall be regarded as the acts of the enterprise, and all documents signed shall be regarded as documents signed by The Enterprise, and The Enterprise hereby irrevocably acknowledges them. In addition, WFOE has the right to sub-entrust and may entrust other persons or units to handle the above matters without prior notice or consent of the enterprise.

This power of attorney is irrevocable and continues to be valid during the period when the enterprise is a shareholder of the company, counting from the date of signature the power of attorney. During the term of this Power of Attorney, The Enterprise hereby waives all rights relating to the equity interests of the Enterprise that have been granted to WFOE through this Power of Attorney and will not exercise such rights on its own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized by:

Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership)

(Company Seal)

Signed by:	/s/ Yan Zhang
Name:	Yan Zhang
Position:	Authorized Signatory

Date: January 6, 2023

Accepted by:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: January 6, 2023

(E) Irrevocable Power of Attorney

The enterprise, Beijing Tianzhiding Innovation Investment Center (Limited Partnership), is a legally established limited partnership in China, with a unified social credit code of 91110302351635614P, and owns RMB 466,972 of the equity interest (“Equity Interest of The Enterprise”) of Shanghai Jinxin Network Technology Co., Ltd.(the “Company”), in respect of all current and future equity interests held by The Enterprise, The Enterprise hereby irrevocably authorizes Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) to exercise the following rights during the validity period of this Power of Attorney:

Authorizes WFOE or its designated person or its authorized representative to act as the sole exclusive agent of The Enterprise to exercise the rights on behalf of The Enterprise in matters relating to the equity interests of The Enterprise, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on behalf of the enterprise; (3) Exercise all shareholder rights enjoyed by the enterprise in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of the equity of the enterprise, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by The Enterprise with WFOE and the Company on September 26, 2018 on behalf of The Enterprise (including modifications, amendments or restatements of the above documents, collectively, “Transaction Documents”) that are required to be signed by the Enterprise and performed as scheduled in the Transaction Documents, the exercise of this right will not impose any restrictions on this authorization.

All power of attorneys issued by The Enterprise prior to the date of this Power of Attorney in respect of any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and The Enterprise hereby warrants that no separate power of attorney will be issued with respect to any equity interest in the Company. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of the equity interests of the enterprise may be made in accordance with WFOE’s own judgment without the oral or written instructions of the enterprise. All actions of WFOE in relation to the equity of the enterprise shall be regarded as the acts of the enterprise, and all documents signed shall be regarded as documents signed by The Enterprise, and The Enterprise hereby irrevocably acknowledges them. In addition, WFOE has the right to sub-entrust and may entrust other persons or units to handle the above matters without prior notice or consent of the enterprise.

This power of attorney is irrevocable and continues to be valid during the period when the enterprise is a shareholder of the company, counting from the date of signature the power of attorney. During the term of this Power of Attorney, The Enterprise hereby waives all rights relating to the equity interests of the Enterprise that have been granted to WFOE through this Power of Attorney and will not exercise such rights on its own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized by:

Beijing Tianzhiding Innovation and Investment Center (Limited Partnership)

(Company Seal)

Signed by:	/s/ E Lixin
Name:
Position:	Authorized Signatory

Date: January 6, 2023

Accepted by:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: January 6, 2023

(F) Irrevocable Power of Attorney

The enterprise, Tibet Xiangyu Hetai Enterprise Management Co., Ltd., is a limited liability company legally established in China, with a unified social credit code of 911201165594522949, and owns RMB 465,476 of the equity interest (“Equity Interest of The Enterprise”) of Shanghai Jinxin Network Technology Co., Ltd.(the “Company”), in respect of all current and future equity interests held by The Enterprise, The Enterprise hereby irrevocably authorizes Shanghai Mihe Information Technology Co., Ltd. (“WFOE”) to exercise the following rights during the validity period of this Power of Attorney:

Authorizes WFOE or its designated person or its authorized representative to act as the sole exclusive agent of The Enterprise to exercise the rights on behalf of The Enterprise in matters relating to the equity interests of The Enterprise, including but not limited to the following , including but not limited to: (1) the right to propose a shareholders’ meeting, and to accept any notice of the convening and proceedings of the shareholders’ meeting; (2) Participate in the company’s shareholders’ meeting and sign the relevant shareholders’ meeting resolutions on behalf of the enterprise; (3) Exercise all shareholder rights enjoyed by the enterprise in accordance with the law and the articles of association, including but not limited to voting rights, the right to sell or transfer or pledge or dispose of all or any part of the equity of the enterprise, and the right to decide on dividends; (4) Appoint and appoint the company’s legal representative, chairman, directors, supervisors, general manager, financial controller and other senior management personnel at the company’s shareholders’ meeting.

WFOE will have the right to sign the Option Agreement, the Share Interest Pledge Agreement and the Business Operation Agreement signed by The Enterprise with WFOE and the Company on September 26, 2018 on behalf of The Enterprise (including modifications, amendments or restatements of the above documents, collectively, “Transaction Documents”) that are required to be signed by the Enterprise and performed as scheduled in the Transaction Documents, the exercise of this right will not impose any restrictions on this authorization.

All power of attorneys issued by The Enterprise prior to the date of this Power of Attorney in respect of any equity interest shall be irrevocably revoked (provided that the relevant power of attorney signed under the Restructuring Agreement shall be superseded by this Power of Attorney) and The Enterprise hereby warrants that no separate power of attorney will be issued with respect to any equity interest in the Company. This power of attorney and any powers, rights or interests granted by it in relation to the equity are irrevocable.

All actions of WFOE in respect of the equity interests of the enterprise may be made in accordance with WFOE’s own judgment without the oral or written instructions of the enterprise. All actions of WFOE in relation to the equity of the enterprise shall be regarded as the acts of the enterprise, and all documents signed shall be regarded as documents signed by The Enterprise, and The Enterprise hereby irrevocably acknowledges them. In addition, WFOE has the right to sub-entrust and may entrust other persons or units to handle the above matters without prior notice or consent of the enterprise.

This power of attorney is irrevocable and continues to be valid during the period when the enterprise is a shareholder of the company, counting from the date of signature the power of attorney. During the term of this Power of Attorney, The Enterprise hereby waives all rights relating to the equity interests of the Enterprise that have been granted to WFOE through this Power of Attorney and will not exercise such rights on its own.

(No text below).

(This page has no text, it is the signature page of the “Irrevocable Power of Attorney”).

Authorized by:

Tibet Xiangyu Hetai Enterprise Management Co., Ltd.

(Company Seal)

Signed by:	/s/ Li Chaojiang
Name:	Li Chaojiang
Position:	Legal representative

Date: January 6, 2023

Accepted by:

Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Date: January 6, 2023